Termination of Agreement

On August 7, 2003, Promotion and Display Technology Ltd., ("PDT") a company organized under the laws of the United Kingdom having a principal of business at 9th Floor, 8 Exchange Quay, Salford Quays, Lancashire, M5 3EJ, United Kingdom entered into an agreement (the "Agreement") with theglobe.com, inc., ("TG") a company organized under the laws of the state of Florida having a principle place of business at 110 East Broward Boulevard, 14th Floor, Fort Lauderdale, FL 33301.

WHEREAS, PDT and TG desire to terminate the Agreement in its entirety.

NOW THEREFORE, in consideration of the promises and the mutual obligations herein made and undertaken, the parties hereto agree as follows:

1. PDT acknowledges that, except as set forth hereinbelow, and subject to TG's fulfillment of its undertakings herein, no compensation of any kind is or shall be due PDT from TG under the Agreement.

2. PDT and TG each acknowledge and agree that except as set forth below, neither party has any obligations or responsibilities due to the other party under the Agreement, subject (in the case of TG) to TG's fulfillment of its undertakings herein.

3. On or before the 3rd of February, 2005, TG shall pay PDT $200,000 (Two Hundred Thousand Dollars) in US currency. Payment shall be made by deposit unto PDT's account: [***]

   Payment shall be made upon crediting of that account.

4. TG shall return to PDT 35,000 Units of model V652MLR CyberPhone K branded USB handsets, all from Lots 3 and 4 containing the Micronas chip, via ocean freight to Primatronix Ltd., 21st Floor, QPL Industrial Bldg., 126-140 Texaco Road, Tsuan Wan, NT, Hong Kong. TG shall be responsible for the cost of shipping and freight to Primatronix Ltd., 21st Floor, QPL Industrial Bldg., 126-140 Texaco Road, Tsuan Wan, NT, Hong Kong. PDT shall be responsible for the cost of shipping and freight from Primatronix Ltd., 21st Floor, QPL Industrial Bldg., 126-140 Texaco Road, Tsuan Wan, NT, Hong Kong. TG undertakes to use good faith to ship the Units to PDT no later than February 7, 2005.

5. TG will issue 300,000 shares of its common stock (the "Shares") to PDT by the 28th of February, 2005. The Shares will not be registered under the Securities Act of 1933 (the "1933 Act") and they will constitute "restricted" securities within the meaning of the 1933 Act. The Shares are being offered and sold to PDT in reliance upon an exemption from registration under the 1933 Act. In recognition of such exemption PDT acknowledges and agrees that:

[***] Confidential Depository Account information has been omitted from this exhibit and will be made available to the Commission upon request.

(i) PDT is acquiring the Shares for PDT's own account and not with a present view towards the distribution thereof. PDT understands that PDT must bear the economic risk of this investment indefinitely, unless the Shares are registered pursuant to the 1933 Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that TG has no present intention of registering any such Shares other than as contemplated by this Termination;

(ii) PDT has been furnished all materials (excluding any material nonpublic information) relating to the business, finances and operations of TG and its subsidiaries that have been requested by PDT and has been afforded the opportunity to ask questions of TG and has received what PDT believes to be satisfactory answers to any inquiries. PDT understands that its investment in the Shares involves a high degree of risk;

(iii) PDT understands that the Shares have not been and are not being registered under the 1933 Act or any state securities laws, and may not be transferred unless (a) subsequently registered thereunder, or (b) PDT shall have delivered to TG an opinion of counsel reasonably acceptable to TG (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Shares to be sold or transferred may be sold or transferred under an exemption from such registration. Except as set forth below, neither TG nor any other person is under any obligation to register such Shares under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder;

(iv) PDT understands that, until the end of the holding period under Rule 144(k) of the 1933 Act (or any successor provision) with respect to the Shares, any stock certificate representing the Shares shall bear a legend in substantially the following form: THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED UNDER AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS; and

(v) PDT is an "accredited investor" within the meaning of Rule 501 Regulation D under the 1933 Act. It has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of acquiring the Shares.

PDT shall be entitled to customary "piggy-back" registration rights with respect to the Shares for any registration statement (other than a limited registration

statement on Form S-4 or S-8) which TG shall file within the next twelve months. The parties acknowledge that TG presently anticipates filing a registration statement in the second quarter of this year (the "Registration Statement") and that such Registration Statement is anticipated to become effective on or before September 1, 2005. Purchaser may include any of its Shares in the Registration Statement pursuant to this Termination provided that it furnishes to TG in writing, prior to or on the 10th business day after receipt from TG of the Purchaser Questionnaire (such applicable deadline, the "Questionnaire Deadline"), such information regarding PDT and the distribution of Shares as TG may reasonably request for use in connection with the Registration Statement. TG agrees and undertakes that it shall distribute a Purchaser Questionnaire no later than 10 Business Days prior to the initial effectiveness of the Registration Statement to PDT.

6. Defined terms in this Termination shall have the meaning set forth in the Agreement.

7. Each party to this Termination represents and warrants that any and all actions necessary for the execution and implementation of this Termination pursuant to any applicable laws have been accomplished, including, without limitation, the action of any shareholders or directors, that the execution of this Termination will not be breached or be in conflict with any other contract or agreement or both to which it is a party and that this Termination has been validly executed by it.

8. Each party to this Termination agrees that it shall act so as to implement, to its full extent, the provisions of this Termination and in all respects use its best endeavors and take all such steps as may be reasonably within its power so as to comply with and act in a manner contemplated by the provisions of this Termination, and so as to implement to their full extent the provisions of this Termination, and to the extent, if any, which may be permitted by law shall cause its respective nominees, directors, agents and employees, if any, to act accordingly.

9. This Termination shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assignees.

10. This Termination constitutes the entire agreement between the parties pertaining to the subject matter of the Agreement and supersedes all prior agreements, understandings, representations, negotiations and discussions, whether oral or written of the parties.

11. This Termination may not be amended, altered or modified except by a written instrument signed by both parties,

12. This Termination may be executed simultaneously in one or more counterparts, each shall be deemed an original, but all of which together shall constitute one

and the same instrument. Facsimile signatures shall constitute originals for purposes of this Termination.

13. All parties have had the opportunity to review and approve this Termination and to meet with counsel regarding this Termination.

IN WITNESS WHEREOF, the parties hereto put their hands.

Promotion and Display Technology Ltd.

By: D. Holder . 31 JAN '05
Its: DAVID HOLDER - MANAGING DIRECTOR.

theglobe.com, inc.

By: [signature]
Its: President